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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

              ----------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                               September 17, 1999

                      INSIGHT COMMUNICATIONS COMPANY, INC.
               (Exact name of Registrant as specified in Charter)

           Delaware                      0-26677                 13-4053502
       (State or other           (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                 126 East 56th Street, New York, New York 10022
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (212) 371-2266

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Item 5.           Other Events

         On September 17, 1999, Insight Communication Company, Inc. issued a press release pursuant to the Rule 135c safe harbor for reporting issuers announcing certain proposed unregistered offerings. The press release announces Insight Communications' proposed $200 million bond offering pursuant to a private placement under Rule 144A of the Securities Act of 1933. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

         A copy of certain pro forma financial statements relating to Insight Midwest, Inc. are attached as Exhibit 99.2 to this Form 8-K. Insight Midwest is a Delaware limited partnership to be owned equally by Insight Communications, through its subsidiary Insight Communications Company, L.P., and Tele-Communications, Inc. (doing business as AT&T Broadband and Internet Services), through its subsidiary TCI of Indiana Holdings, LLC.

         A copy of certain financial statements relating to Insight Communications of Indiana, LLC, the Noblesville, Indiana, Jeffersonville, Indiana and Lafayette, Indiana Cable Television Systems and InterMedia Capital Partners VI, L.P. are attached as Exhibit 99.3 to this Form 8-K.

Item 7.           Financial Statements and Exhibits

(c)  Exhibits

     99.1     Insight Communications Company, Inc., September 17, 1999
                       press release

     99.2     Pro Forma Financial Statements of Insight Midwest, Inc.
                       Pro Forma Statement of Operations
                 For the Six Months Ended June 30, 1999
                       Pro Forma Statement of Operations
                  For the Year Ended December 31, 1999
                       Pro Forma Balance Sheet

     99.3     Insight Communications of Indiana, LLC
                       Report of Independent Auditors -- Ernst & Young LLP Insight Communications of Indiana, LLC Consolidated
                            Balance Sheet at December 31, 1998
                       Insight Communications of Indiana, LLC Consolidated
                            Statement of Operations for the period November 1, 1998 to December 31, 1998
                       Insight Communications of Indiana, LLC Consolidated
                            Statement of Cash Flows for the period November 1, 1998 to December 31, 1998
                       Insight Communications of Indiana, LLC Notes to
                            Consolidated Financial Statements

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              Noblesville, Indiana, Jeffersonville, Indiana, and Lafayette,
                       Indiana
                   Cable Television Systems
                       Report of Independent Auditors -- Emst & Young LLP Noblesville, Indiana, Jeffersonville, Indiana, and
                            Lafayette, Indiana Cable Television Systems
                            Combined Balance Sheets at October 31, 1998 and December 31, 1997
                       Noblesville, Indiana, Jeffersonville, Indiana, and
                            Lafayette, Indiana Cable Television Systems
                            Combined Statements of Operations for the year ended December 31, 1997 and for the period January 1, 1998 to October 31, 1998
                       Noblesville, Indiana, Jeffersonville, Indiana and
                            Lafayette, Indiana
                            Cable Television Systems Combined Statement of Changes in Net Assets for the year ended December 31, 1997 and for the period January 1, 1998 to October 31, 1998
                       Noblesville, Indiana, Jeffersonville, Indiana, and
                            Lafayette, Indiana Cable Television Systems
                            Combined Statements of Cash Flows for the year ended December 31, 1997 and for the period January 1, 1998 to October 31, 1998
                       Noblesville, Indiana, Jeffersonville, Indiana, and
                            Lafayette, Indiana
                            Cable Television Systems Notes to Consolidated Financial Statements

              Insight Communications of Indiana, LLC
                       Insight Communications of Indiana, LLC Condensed
                            Consolidated Balance Sheet at June 30, 1999
                       Insight Communications of Indiana, LLC Condensed
                            Consolidated Statement of Operations for the six months ended June 30, 1999
                       Insight Communications of Indiana, LLC Condensed
                            Consolidated Statement of Cash Flows for the six months ended June 30, 1999
                       Insight Communications of Indiana, LLC Notes to Condensed
                            Consolidated Financial Statement

              InterMedia Capital Partners VI, L.P.
                       InterMedia Capital Partners VI, L.P. Consolidated Balance
                            Sheets at December 31, 1998 and June 30, 1999
                       InterMedia Capital Partners VI, L.P. Consolidated
                            Statement of Operations for the six months ended June 30, 1999
                       InterMedia Capital Partners VI, L.P. Consolidated
                            Statement of Changes in Partners' Capital at June 30, 1999
                       InterMedia Capital Partners VI, L.P. Consolidated
                            Statement of Cash Flows for the six months ended June 30, 1999
                       InterMedia Capital Partners VI, L.P. Notes to Condensed
                            Consolidated Financial Statements

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 17, 1999

                                  INSIGHT COMMUNICATIONS COMPANY, INC.

                                  By: /s/ Kim D. Kelly
                                     -------------------------
                                          Kim D. Kelly


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                                Exhibit Index

 Exhibits

     99.1     Insight Communications Company, Inc., September 17, 1999
                       press release

     99.2     Pro Forma Financial Statements of Insight Midwest, Inc.
                       Pro Forma Statement of Operations
                 For the Six Months Ended June 30, 1999
                       Pro Forma Statement of Operations
                  For the Year Ended December 31, 1999
                       Pro Forma Balance Sheet

     99.3     Insight Communications of Indiana, LLC
                       Report of Independent Auditors -- Ernst & Young LLP Insight Communications of Indiana, LLC Consolidated
                            Balance Sheet at December 31, 1998
                       Insight Communications of Indiana, LLC Consolidated
                            Statement of Operations for the period November 1, 1998 to December 31, 1998
                       Insight Communications of Indiana, LLC Consolidated
                            Statement of Cash Flows for the period November 1, 1998 to December 31, 1998
                       Insight Communications of Indiana, LLC Notes to
                            Consolidated Financial Statements

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              Noblesville, Indiana, Jeffersonville, Indiana, and Lafayette,
                       Indiana
                   Cable Television Systems
                       Report of Independent Auditors -- Emst & Young LLP Noblesville, Indiana, Jeffersonville, Indiana, and
                            Lafayette, Indiana Cable Television Systems
                            Combined Balance Sheets at October 31, 1998 and December 31, 1997
                       Noblesville, Indiana, Jeffersonville, Indiana, and
                            Lafayette, Indiana Cable Television Systems
                            Combined Statements of Operations for the year ended December 31, 1997 and for the period January 1, 1998 to October 31, 1998
                       Noblesville, Indiana, Jeffersonville, Indiana and
                            Lafayette, Indiana
                            Cable Television Systems Combined Statement of Changes in Net Assets for the year ended December 31, 1997 and for the period January 1, 1998 to October 31, 1998
                       Noblesville, Indiana, Jeffersonville, Indiana, and
                            Lafayette, Indiana Cable Television Systems
                            Combined Statements of Cash Flows for the year ended December 31, 1997 and for the period January 1, 1998 to October 31, 1998
                       Noblesville, Indiana, Jeffersonville, Indiana, and
                            Lafayette, Indiana
                            Cable Television Systems Notes to Consolidated Financial Statements

              Insight Communications of Indiana, LLC
                       Insight Communications of Indiana, LLC Condensed
                            Consolidated Balance Sheet at June 30, 1999
                       Insight Communications of Indiana, LLC Condensed
                            Consolidated Statement of Operations for the six months ended June 30, 1999
                       Insight Communications of Indiana, LLC Condensed
                            Consolidated Statement of Cash Flows for the six months ended June 30, 1999
                       Insight Communications of Indiana, LLC Notes to Condensed
                            Consolidated Financial Statement

              InterMedia Capital Partners VI, L.P.
                       InterMedia Capital Partners VI, L.P. Consolidated Balance
                            Sheets at December 31, 1998 and June 30, 1999
                       InterMedia Capital Partners VI, L.P. Consolidated
                            Statement of Operations for the six months ended June 30, 1999
                       InterMedia Capital Partners VI, L.P. Consolidated
                            Statement of Changes in Partners' Capital at June 30, 1999
                       InterMedia Capital Partners VI, L.P. Consolidated
                            Statement of Cash Flows for the six months ended June 30, 1999
                       InterMedia Capital Partners VI, L.P. Notes to Condensed
                            Consolidated Financial Statements